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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 26, 2009


                               BCSB BANCORP, INC.
                               ------------------
               (Exact Name Of Registrant As Specified In Charter)


         MARYLAND                        0-53163               26-1424764
-------------------------------    -------------------      -----------------
(State Or Other Jurisdiction          (Commission           (IRS Employer
Of Incorporation)                      File Number)        Identification No.)


4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                    21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On October 26, 2009, BCSB Bancorp, Inc. (the "Company") announced its unaudited financial results for the three and twelve months ended September 30, 2009. For more information, reference is made to the Company's press release dated October 26, 2009, a copy of which is attached to this Report as Exhibit
99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  The following exhibit is furnished herewith:

              Exhibit 99.1    Press Release dated October 26, 2009


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BCSB BANCORP, INC.



Date: October 27, 2009               By: /s/ Joseph J. Bouffard
                                         --------------------------------------
                                         Joseph J. Bouffard
                                         President and Chief Executive Officer